UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 7, 2026

(Date of earliest event reported)

Ocean Thermal Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	033-19411-C	20-5081381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3675 Market Street, Suite 200, Philadelphia, Pennsylvania 19104
(Address of principal executive offices) (Zip Code)

717-299-1344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On July 7, 2026, Ocean Thermal Energy Corp. (“OTEC,” “we” and the “company”) sold two shares of newly-authorized Series E Preferred stock to two private investors for $10,000 a share, or $20,000 in the aggregate. The sale was exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The preferred shares are convertible into shares of OTEC’s common stock. For more information about the terms of the preferred shares, please see Item 5.03 below and attached Exhibit 3(i).1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2026, we filed a certificate of designation (the “Certificate of Designation”) with the Nevada Secretary of State authorizing OTEC to issue up to 150 shares of Series E Preferred Stock, par value $0.001 per share (the “Preferred Shares”). Our board has the authority to designate series of preferred stock, and we intend to issue Preferred Shares to raise capital to fund our operations and strengthen the company’s balance sheet.

The Preferred Shares have a liquidation value of $10,000 per share and bear an annual cumulative dividend of 8.0%, payable in cash or shares of the company’s common stock. The Preferred Shares will convert into common shares if OTEC: executes a power purchase agreement or other commercial contract relating to ocean thermal energy conversion power, desalinated water, cooling, or related infrastructure services; undergoes a change of control; or makes a significant public offering of its shares. The number of common shares issuable upon conversion of each Preferred Share will be based on the volume-weighted average trading price of the company’s common stock over the ten trading days before the conversion, multiplied by 0.5. After two years, we may redeem the Preferred Shares at any time before they have converted. The Preferred Shares have limited voting rights, generally in connection with authorizing shares senior to the Preferred Shares, changing the terms of the Preferred Shares, redeeming shares, or declaring bankruptcy.

Our description of the terms of the Preferred Shares is a summary only, and is subject to the Certificate of Designation attached to this Form 8-K as Exhibit 3(i).1.

Item 9.01 Financial Statements and Exhibits.

3(i).1	Certificate of Designation filed July 7, 2026 Defining the Terms of Ocean Thermal Energy Corp.’s Series E Preferred Stock

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ocean Thermal Energy Corporation

Dated July 10, 2026	/s/ Jeremy P. Feakins
By Jeremy P. Feakins
Chief Executive Officer and
Chief Financial Officer

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